INCOME TAXES	6 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
The partnership is a flow-through entity for tax purposes. However, income taxes are recognized for the amount of taxes payable by the primary holding subsidiaries of the partnership (“Holding Entities”), any direct or indirect corporate subsidiaries of the Holding Entities and for the impact of deferred tax assets and liabilities related to such entities.

The partnership operates in countries which have enacted new legislation to implement the global minimum top-up tax. The partnership has applied a temporary mandatory relief from recognizing and disclosing information related to deferred top-up tax and will account for it as a current tax when it is incurred. There is no material current tax impact for the three and six months ended June 30, 2025. The global minimum top-up tax is not anticipated to have a significant impact on the financial position of the partnership.

The components of income tax expense include the following:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2025	2024	2025	2024
Current income tax	$33	$52	$49	$122
Deferred income tax	(3)	(5)	(30)	7
Income tax expense	$30	$47	$19	$129

The decrease in income tax expense for the three and six months ended June 30, 2025 compared to the prior year is primarily due to tax expense uncorrelated with accounting income relating to sales of certain subsidiaries which occurred in the prior year.